Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Results From Discontinued Operations And Activity Directly Related To Divestitures
The table below includes activity related to discontinued operations for the years presented:

	Year Ended
	2016	2015	2014
Trade sales:
Furniture Products - Store Fixtures	$—	$19.4	$167.4
Earnings (loss):
Furniture Products - Store Fixtures (1)	$.7	$3.4	$(120.9)
Subsequent activity related to divestitures completed prior to 2014 (2)	29.4	(1.5)	(35.4)
Earnings (loss) before interest and income taxes (EBIT)	30.1	1.9	(156.3)
Income tax (expense) benefit (3)	(11.0)	(.7)	32.3
Earnings (loss) from discontinued operations, net of tax	$19.1	$1.2	$(124.0)

(1)	This includes goodwill impairment charges of $108.0 in 2014 as discussed in Note C.

(2)
In 2016, we reached a litigation settlement of our antitrust claims against The Dow Chemical Company by agreeing to release our claims regarding this matter for a net cash payment of approximately $38.0 (pretax, after deducting expenses). Of this amount, $31.4 was associated with our former Prime Foam Products unit (previously part of the Residential Products Segment), which we sold in March 2007. The after-tax income associated with the settlement was approximately $25, of which approximately $20 is reflected in discontinued operations. This matter is now fully resolved. In an unrelated matter, accruals of $2.0, $.7 and $35.3 in 2016, 2015 and 2014, respectively were recorded in discontinued operations for antitrust litigation expense associated with the Prime Foam Products unit as discussed in Note S.

(3)	The 2016 tax expense is primarily related to The Dow Chemical settlement. The 2014 tax benefit is primarily related to the Store Fixtures goodwill impairment and the Prime Foam litigation.